    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 25, 2000

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-1
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          SILVERSTREAM SOFTWARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           -------------------------

               DELAWARE                                 7372                                04-3318325
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                 (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)               IDENTIFICATION NUMBER)

                           -------------------------

                        ONE BURLINGTON WOODS, SUITE 200
                        BURLINGTON, MASSACHUSETTS 01803
                                 (781) 238-5400
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                                DAVID A. LITWACK
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          SILVERSTREAM SOFTWARE, INC.
                        ONE BURLINGTON WOODS, SUITE 200
                              BURLINGTON, MA 01803
                                 (781) 238-5400
               (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
               NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                           -------------------------

                                   COPIES TO:

                  MARK G. BORDEN, ESQ.                                    JOHN A. MELTAUS, ESQ.
                  JOHN H. CHORY, ESQ.                                TESTA, HURWITZ & THIBEAULT, LLP
                   HALE AND DORR LLP                                         125 HIGH STREET
                    60 STATE STREET                                    BOSTON, MASSACHUSETTS 02110
              BOSTON, MASSACHUSETTS 02109                               TELEPHONE: (617) 248-7000
               TELEPHONE: (617) 526-6000                                 TELECOPY: (617) 248-7100
                TELECOPY: (617) 526-5000

                           -------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date hereof.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering. [X]    333-94103

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                              AMOUNT TO BE        OFFERING PRICE     AGGREGATE OFFERING       AMOUNT OF
    TITLE OF SHARES TO BE REGISTERED         REGISTERED(1)         PER SHARE(2)         PRICE(1)(2)        REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value per
share...................................      230,000 shares         $114.00            $ 26,220,000           $ 6,923
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) Includes 30,000 shares which the underwriters have options to purchase from the Company solely to cover over-allotments, if any.

(2) Based upon the public offering price.

                            ------------------------

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
               EXPLANATORY NOTE AND INCORPORATION BY REFERENCE


        This Registration Statement is being filed with respect to the registration of additional shares of common stock, par value $.001 per share, of SilverStream Software, Inc., a Delaware corporation, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-94103) are incorporated in this Registration Statement by reference.

        The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

Exhibit No.                    Description
-----------                    -----------

5.1             --      Opinion of Hale and Dorr LLP
23.1            --      Consent of Hale and Dorr LLP (included in Exhibit 5.1)
23.2            --      Consent of Ernst & Young LLP
24.1*           --      Powers of Attorney

----------

*Filed as Exhibit 24.1 to the Registrant's Registration Statement on Form S-1
 (File No. 333-94103).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Burlington, Massachusetts, on this 25th day of January, 2000.

                                          SILVERSTREAM SOFTWARE, INC.

                                          By: /s/ CRAIG A. DYNES
                                            ------------------------------------
                                            Craig A. Dynes
                                              Vice President, Chief Financial
                                              Officer and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                    TITLE                        DATE
                  ---------                                    -----                        ----
*                                              Chairman of the Board of Directors     January 25, 2000
---------------------------------------------
David R. Skok

*                                              President, Chief Executive Officer     January 25, 2000
---------------------------------------------  and Director (Principal Executive
David A. Litwack                               Officer)

             /s/ CRAIG A. DYNES                Vice President, Chief Financial        January 25, 2000
---------------------------------------------  Officer and Treasurer (Principal
               Craig A. Dynes                  Financial and Accounting Officer)

*                                              Director                               January 25, 2000
---------------------------------------------
Timothy Barrows

*                                              Director                               January 25, 2000
---------------------------------------------
Richard A. D'Amore

*                                              Director                               January 25, 2000
---------------------------------------------
Paul J. Severino

           *By: /s/ CRAIG A. DYNES
   ---------------------------------------
               Craig A. Dynes
              Attorney-in-Fact